UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2018

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5435 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01 Other Events

On August 10, 2018, Radisys Corporation (“RSYS”) filed a definitive proxy statement on Schedule 14A (the “proxy statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for a special meeting of Radisys’s shareholders to be held on September 5, 2018, where, among other things, shareholders will vote on a proposal to adopt the Agreement and Plan of Merger, dated June 29, 2018, by and among Radisys, Reliance Industries Limited and Integrated Cloud Orchestration (ICO), Inc., an Oregon corporation and wholly owned subsidiary of Reliance Industries Limited.

Merger Litigation
On August 14, 2018, a shareholder class action complaint was filed in the Circuit Court of the State of Oregon for the County of Washington on behalf of a putative class of RSYS shareholders and naming as defendants Radisys Corporation, Michael G. Hluchyj, Brian Bronson and Steve Domenik: Jordan Rosenblatt v. Radisys Corporation, et al., Case No. 18CV36192. On August 17, 2018, a complaint was filed in the United States District Court for the District of Oregon, Portland Division naming as defendants Radisys Corporation, Brian Bronson, Steve Domenik and Michael G. Hluchyj: Elie Shemali v. Radisys Corporation, et al., Case No. 3:18-cv-01525.
After RSYS made supplemental disclosures to the proxy statement, on August 29, 2018 and August 28, 2018, respectively, each of the named plaintiffs in the Rosenblatt and Shemali cases filed voluntary dismissals of their respective complaints. The named plaintiff in the Rosenblatt case requested dismissal with prejudice as to the named plaintiff, but not as to the class. The plaintiff in the Shemali case, which was not a class action, requested dismissal with prejudice. Counsel for plaintiffs in both of the cases have stated their intent to seek mootness fees from RSYS, whether pursuant to a subsequent agreement or, if an agreement cannot be reached, in accordance with the respective court’s rulings after an opportunity for briefing by plaintiffs and RSYS.
The foregoing information supersedes and supplements any information in the proxy statement, as supplemented on August 28, 2018, relevant to the applicable topic. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the proxy statement.
The terms of the Merger Agreement, as described in the proxy statement, as supplemented, remain unchanged and in effect. RSYS encourages you to read this supplement to the proxy statement in conjunction with such proxy statement. If you have any questions about the Merger or how to submit your proxy, please contact our proxy solicitor, D.F. King & Co., Inc., using the information below. If you would like additional copies, without charge, of the proxy statement, this supplement to the proxy statement or the enclosed proxy card, you should contact our proxy solicitor at:
Banks and Brokers, Call: (212) 269-5550
Shareholders Call Toll-Free: (866) 796-1292
Email: radisys@dfking.com

Additional Information and Where to Find It
In connection with the transaction, Radisys has filed relevant materials with the SEC, including a definitive proxy statement on Schedule 14A filed with the SEC on August 10, 2018. Radisys has mailed the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the transaction. BEFORE MAKING ANY VOTING DECISION, RADISYS SHAREHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS (AND ANY AMENDMENTS OR SUPPLEMENTS) AND ANY OTHER RELEVANT DOCUMENTS THAT RADISYS FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement, this supplement and other relevant materials in connection with the transaction (as they become available), and any other documents filed by Radisys with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at Radisys’ investor website (http://investor.radisys.com), or by writing or calling Radisys at Radisys Corporation, 5435 NE Dawson Creek Drive Hillsboro, OR 97124 or by (503) 615-1685.
Participants in the Solicitation
Radisys and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Radisys’ shareholders with respect to the transaction. Information about Radisys’ directors and executive officers and their ownership of Radisys’ common stock is set forth in Radisys’ definitive proxy statement on Schedule 14A filed with the SEC on August 10, 2018. To the extent that holdings of Radisys’ securities have changed since the amounts printed in Radisys’ proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the identity of the participants in the proxy solicitation, and their direct or indirect interests in the transaction, by security holdings or otherwise, are set forth in the proxy statement and other materials filed with SEC in connection with the transaction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADISYS CORPORATION
Date:	August 30, 2018	By:	/s/ Jonathan Wilson
Jonathan Wilson
Chief Financial Officer and Vice President of Finance (Principal Financial and Accounting Officer)